CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-1

Section 7.3 Indenture                             Distribution Date:   1/18/2005
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(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement             1,714,492.50
              Class B Note Interest Requirement               157,484.93
              Class C Note Interest Requirement               234,993.13
                     Total                                  2,106,970.56

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                  2.40125
              Class B Note Interest Requirement                  2.64681
              Class C Note Interest Requirement                  3.07181

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                 714,000,000
              Class B Note Principal Balance                  59,500,000
              Class C Note Principal Balance                  76,500,000

(iv)   Amount on deposit in Owner Trust Spread Account      8,500,000.00

(v)    Required Owner Trust Spread Account Amount           8,500,000.00


                                                 By:
                                                    ----------------------------
                                                    Name:   Patricia M. Garvey
                                                    Title:  Vice President

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